UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2014

AIM EXPLORATION INC.

(Exact name of registrant as specified in charter)

Nevada	333-182071	67-0682135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Green Valley Parkway, Suite 200 Henderson, Nevada	89012
(Address of principal executive offices)	(Zip Code)

1-844-246-7378

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.     Other Events.

Effective November 20, 2014, Aim Exploration Inc. (the “Company”) has changed its corporate headquarters to 701 North Green Valley Parkway, Suite 200, Henderson, Nevada 89012.  The Company’s new telephone is 1-844-246-7378 and new facsimile number is 1-844-246-7379.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM EXPLORATION INC.
Date: November 24, 2014	By:	/s/ James Robert Todhunter
James Robert Todhunter, President & C.E.O.